POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher W. Claus, Daniel S. McNamara, and Christopher P. Laia, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Richard A. Zucker
____________________________                                                                           May 25, 2010
Richard A. Zucker                                                                                                            Date
Trustee

On this 25TH day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher W. Claus, Daniel S. McNamara, and Christopher P. Laia, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Michael F. Reimherr
____________________________                                                                           May 25, 2010
Michael F. Reimherr                                                                                                        Date
Trustee

On this 25th day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher W. Claus, Daniel S. McNamara, and Christopher P. Laia, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Robert L. Mason
____________________________                                                                           May 25, 2010
Robert L. Mason                                                                                                              Date
Trustee

On this 25th day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher W. Claus, Daniel S. McNamara, and Christopher P. Laia, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer and Financial Accounting Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Roberto Galindo, Jr.
____________________________                                                                           May 25, 2010
Roberto Galindo, Jr.                                                                                                         Date
Treasurer and
Financial Accounting Officer

On this 25th day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Roberto Galindo, Jr., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel S. McNamara and Christopher P. Laia, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee and Principal Executive Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher W. Claus
____________________________                                                                           May 25, 2010
Christopher W. Claus                                                                                                      Date
Trustee and
Principal Executive Officer

On this 25th day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Christopher W. Claus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas

POWER OF ATTORNEY

STATE OF:                                     TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher W. Claus, Daniel S. McNamara, and Christopher P. Laia, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Barbara B. Ostdiek
____________________________                                                                           May 25, 2010
Barbara B. Ostdiek                                                                                                           Date
Trustee

On this 25th day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Barbara B. Ostdiek, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher W. Claus, Daniel S. McNamara, and Christopher P. Laia, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Barbara B. Dreeben
____________________________                                                                           May 25, 2010
Barbara B. Dreeben                                                                                                          Date
Trustee

On this 25th day of May, 2010, before me, Cherie Black, the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:   8-21-13                                                                          Cherie L. Black
                                                                                                                                      --------------------------------------------
                                      Notary Public
                                      State of Texas